UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On January 15, 2015, American International Group, Inc. (“AIG”) closed the sale of $1,200,000,000 of AIG’s 3.875% Notes due 2035 (the “2035 Notes”) and $800,000,000 of AIG’s 4.375% Notes due 2055 (the “2055 Notes” and, together with the 2035 Notes, the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated January 12, 2015, between AIG and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein;

•	Twenty-Third Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee;

•	Twenty-Fourth Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the 2035 Notes;

•	Form of the 2055 Notes;

•	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to the validity of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to United States federal income tax matters.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated January 12, 2015, between AIG and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Twenty-Third Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Twenty-Fourth Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2035 Notes (included in Exhibit 4.1).

4.4	Form of the 2055 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: January 15, 2015	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated January 12, 2015, between AIG and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Twenty-Third Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Twenty-Fourth Supplemental Indenture, dated as of January 15, 2015, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2035 Notes (included in Exhibit 4.1).

4.4	Form of the 2055 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated January 15, 2015, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).